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                          Supplement Dated June 3, 2002

                       To the Prospectus Dated May 1, 2002

             To Flexible Premium Variable Deferred Annuity Contracts

                                    Issued By

                  GE Capital Life Assurance Company of New York

                 Through Its GE Capital Life Separate Account II

         This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

         Effective June 3, 2002, the second sentence of the "Principal Underwriter" provision of the "Distribution of the Contracts" section is amended as follows:

                  Capital Brokerage, a Washington corporation and an affiliate of ours, is located at 201 Merritt 7, PO Box 5005, Norwalk, Connecticut, 06856-5005.